                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported):      August 27, 1999


                       NEW ENGLAND PENSION PROPERTIES V;
                       A REAL ESTATE LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


        0-17808                                            04-2940131
(Commission File Number)                       (IRS Employer Identification No.)


     225 Franklin Street, 25th Floor
               Boston, MA                                     02110
(Address of principal executive offices)                    (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On August 27, 1999, New England Pension Properties V; A Real Estate Limited Partnership (the "Partnership") sold its real property located at 13201 Dahlia Street, Fontana, California. The property was sold to an unaffiliated third party (the "Buyer") for gross proceeds of $9,900,000. The selling price was determined by arm's length negotiations between the Partnership and the Buyer. The Partnership received net proceeds of approximately $9,730,000 and recognized a gain of approximately $2,990,000.



Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented as of June 30, 1999 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1998 (Exhibit B) and the six month period ended June 30, 1999 (Exhibit C).


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 10, 1999      NEW ENGLAND PENSION PROPERTIES V;
                               A REAL ESTATE LIMITED PARTNERSHIP
                                        (Registrant)



                               By:  Fifth Copley Corp.,
                                    Managing General Partner


                               By:/s/  Alison Husid Cutler
                               ---------------------------------
                               Name:   Alison Husid Cutler
                               Title:  President, Chief Executive Officer
                                       and Director

New England  Pension Properties V
A Real Estate Limited Partnership
Pro Forma Balance Sheet
June 30, 1999
Unaudited
                                   EXHIBIT A

                                                               Pro Forma      June 30, 1999
                                            June 30, 1999      Adjustment       Pro Forma
                                            -------------      ----------       ---------
ASSETS

Property, Net                                 $15,598,771    $(6,443,482)(a)    $ 9,155,289
Joint Venture                                   4,856,955              0        $ 4,856,955

Property held for disposition, net              1,491,742              0        $ 1,491,742

Cash and cash equivalents                      18,680,758      9,730,384 (a)     28,411,142

                                              -----------    -----------        -----------
                                              $40,628,226    $ 3,286,902        $43,915,128
                                              ===========    ===========        ===========


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                  $94,931              0        $    94,931
Accrued management fee                            199,943              0            199,943
Deferred management and disposition fees        1,646,212        297,000 (b)      1,943,212
                                              -----------    -----------        -----------
Total liabilities                               1,941,086        297,000          2,238,086
                                              -----------    -----------        -----------

Partners' capital (deficit):
      Limited partners ($616 per unit;
        160,000 units authorized, 82,228
        units issued and outstanding)          38,721,368      2,960,003 (a)     41,681,371
      General partners                            (34,228)        29,899 (a)         (4,329)
                                              -----------    -----------        -----------

Total partners' capital                        38,687,140      2,989,902         41,677,042
                                              -----------    -----------        -----------
                                              $40,628,226    $ 3,286,902        $43,915,128
                                              ===========    ===========        ===========

New England  Pension Properties V
A Real Estate Limited Partnership
Pro Forma Income Statement
Year Ended December 31, 1998
Unaudited
                                                             EXHIBIT B

                                                                                                                      Year Ended
                                                                    Year Ended               Pro Forma            December 31, 1998
                                                                December 31, 1998            Adjustment               Pro Forma
                                                                -----------------            ----------               ---------
Investment Activity

Property rentals                                                  $ 4,103,360               (1,230,444)(c)            $2,872,916
Interest income on loan to ground lessor                              142,492                        0                   142,492
Property operating expenses                                          (949,126)                 218,521 (c)              (730,605)
Ground rent expense                                                  (390,000)                       0                  (390,000)
Depreciation and amortization                                      (1,003,722)                 291,033 (c)              (712,689)
                                                                  -----------              -----------                ----------
                                                                    1,903,004                 (720,890)                1,182,114

Equity in joint venture earnings                                      440,440                        0                   440,440
                                                                  -----------              -----------                ----------

     Total real estate operations                                   2,343,444                 (720,890)                1,622,554

Gain on sale of property                                                    0                2,989,902 (a)             2,989,902
                                                                  -----------              -----------                ----------

     Total real estate activity                                     2,343,444                2,269,012                 4,612,456

Interest on cash equivalents and short term investments               488,461                        0                   488,461
                                                                  -----------              -----------                ----------

     Total investment activity                                      2,831,905                2,269,012                 5,100,917


Portfolio Expenses

Management fee                                                        401,138                  (55,800)(f)               345,338
General and administrative                                            255,287                   (5,500)(g)               249,787
                                                                  -----------              -----------                ----------
                                                                      656,425                  (61,300)                  595,125
                                                                  -----------              -----------                ----------

Net income                                                        $ 2,175,480              $ 2,330,312                $4,505,792
                                                                  ===========              ===========                ==========

Net income per weighted average limited partnership unit          $     26.17              $     28.03 (d)                $54.20
                                                                  ===========              ===========                ==========

Weighted average number of limited partnership units
  outstanding during the year                                          82,309                   82,309                    82,309
                                                                  ===========              ===========                ==========

New England  Pension Properties V
A Real Estate Limited Partnership
Pro Forma Income Statement
Six Months Ended June 30, 1999
Unaudited
                                                             EXHIBIT C

                                                                                                                  Six Months Ended
                                                        Six Months Ended                  Pro Forma                 June 30, 1999
                                                          June 30, 1999                   Adjustment                 Pro Forma
                                                          -------------                   ----------                 ---------
Investment Activity

Property rentals                                           $1,944,408                     (544,216)(e)                $1,400,192
Interest income on loan to ground lessor                   $   67,832                            0                        67,832
Property operating expenses                                  (499,721)                     107,967 (e)                  (391,754)
Ground rent expense                                          (195,000)                           0                      (195,000)
Depreciation and amortization                                (485,180)                     153,566 (e)                  (331,614)
                                                           ----------                   ----------                    ----------
                                                              832,339                     (282,683)                      549,656

Joint venture earnings                                        218,952                            0                       218,952

Gain on sale of property                                      107,705                    2,989,902 (a)                 3,097,607
                                                           ----------                   ----------                    ----------

     Total real estate operations                           1,158,996                    2,707,219                     3,866,215

Interest on cash equivalents and short term investments       188,056                            0                       188,056
                                                           ----------                   ----------                    ----------

     Total investment activity                              1,347,052                    2,707,219                     4,054,271


Portfolio Expenses

Management fee                                                282,171                      (46,800)(f)                   235,371
General and administrative                                    137,139                            0                       137,139
                                                           ----------                   ----------                    ----------
                                                              419,310                      (46,800)                      372,510
                                                           ----------                   ----------                    ----------

Net income                                                 $  927,742                   $2,754,019                    $3,681,761
                                                           ==========                   ==========                    ==========

Net income per limited partnership unit                    $    11.17                   $    33.16 (d)                $    44.33
                                                           ==========                   ==========                    ==========


Number of limited partnership units
  outstanding during the period                                82,228                       82,228                        82,228
                                                           ==========                   ==========                    ==========

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain to the Partners on such disposition.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1998 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net gain per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1999 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(g) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.